UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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RedEnvelope, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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149 New Montgomery Street
San Francisco, California 94105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 26, 2005

To THE STOCKHOLDERS OF REDENVELOPE, INC.:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of RedEnvelope, Inc, a Delaware corporation (the “Company”), will be held on August 26, 2005, at 9:00 a.m., local time, at the Old Federal Reserve Building, located at 301 Battery Street, San Francisco, California 94111. The Annual Meeting will be held for the following purposes:

1. To elect nine (9) directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until the earlier of his or her resignation or removal.

2. To ratify the appointment of Deloitte & Touche LLP as RedEnvelope’s independent registered public accounting firm for the fiscal year ending April 2, 2006.

3. To transact such other matters of business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
      The enclosed Proxy Statement is being issued in connection with the solicitation of a proxy on the enclosed form by the Board of Directors of RedEnvelope, Inc. for use at the Annual Meeting. You are entitled to notice of, and to vote at, the Annual Meeting, or any adjournments or postponements thereof, only if you were a stockholder of record at the close of business on July 8, 2005.
      All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the meeting, we request that you submit a proxy to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. You may submit a proxy by mail, as well as in most cases by telephone or Internet, by following the procedures outlined in the Proxy Statement under “Voting Procedure.” You may still vote in person if you attend the meeting, even if you have returned your proxy, provided that you affirmatively indicate your intention to vote your shares in person and follow the procedures outlined in the Proxy Statement under “Voting Procedure.” Please note, however, that if a brokerage firm, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid proxy card issued in your name.

BY ORDER OF THE BOARD OF DIRECTORS

Polly E. Boe
Chief Financial Officer and Secretary
San Francisco, California
August 1, 2005

2005 PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
NOMINEES FOR DIRECTOR
PROPOSAL ONE: ELECTION OF DIRECTORS
BOARD INDEPENDENCE
CODE OF ETHICS
DIRECTOR NOMINATION
BOARD MEETINGS AND BOARD COMMITTEES
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPANY PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
Summary Compensation Table
Equity Compensation Plan Information
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER INFORMATION

REDENVELOPE, INC.
149 New Montgomery Street
San Francisco, California 94105
(415) 371-9100
2005 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or “Board”) of RedEnvelope, Inc. (the “Company,” “RedEnvelope,” “us” or “we”) for use at the Annual Meeting of Stockholders to be held on August 26, 2005 at 9:00 a.m., local time, or at any adjournment or postponement thereof (the “Annual Meeting of Stockholders” or “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Old Federal Reserve Building, 301 Battery Street, San Francisco, California 94111.
      These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended April 3, 2005, including financial statements, are being mailed on or about August 1, 2005 to all stockholders entitled to notice of, and to vote at, the Annual Meeting.
Record Date and Quorum
      Only stockholders of record of RedEnvelope at the close of business on July 8, 2005 (the “record date”) are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 8,980,445 shares of our common stock, $0.01 par value per share, were issued and outstanding. On the record date, we had 94 stockholders of record and approximately 2,000 beneficial owners of our common stock. RedEnvelope common stock is listed for trading on the Nasdaq National Market under the symbol REDE. The presence in person or by proxy of the holders of a majority of the outstanding shares of RedEnvelope common stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Stockholders entitled to vote who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.
Voting Procedure
      Each holder of record of RedEnvelope common stock at the close of business on the record date is entitled to one vote for each share held of record by such stockholder at the close of business on the record date on all matters to be voted on at the Annual Meeting. Stockholders of record may vote their shares in person at the Annual Meeting, by submitting a properly completed proxy card or by following the instructions regarding Internet or telephone voting contained in the included proxy card. Stockholders who hold shares beneficially in street name may instead receive a voting instruction form that they can use to instruct their brokerage firm, bank or other nominee how to vote their shares.
      By Internet — Stockholders of record of RedEnvelope common stock with Internet access may submit proxies by following the “Internet Voting” instructions on their proxy cards. RedEnvelope stockholders who hold shares beneficially in street name may be permitted to vote by accessing the web site, if any, specified on the voting instruction form provided by their brokerage firm, bank or other nominee. Please check the voting instruction form for Internet voting availability.
      By Telephone — Stockholders of record of RedEnvelope common stock who live in the United States or Canada may submit proxies by following the “Telephone Voting” instructions on their proxy cards. RedEnvelope stockholders who hold shares beneficially in street name and live in the United States or Canada may be permitted to vote by phone by calling the number, if any, specified on the voting instruction form provided by their brokerage firm, bank or other nominee. Please check the voting instruction form for telephone voting availability.
      By Mail — Stockholders of record of RedEnvelope common stock may submit proxies by completing, signing and dating the proxy card included with this Proxy Statement and mailing it in the accompanying pre-addressed envelope. RedEnvelope stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction form provided by their brokers, trustees or nominees and mailing it in the accompanying pre-addressed envelope.
      For further instructions on how to vote, please refer to the accompanying proxy card or, if applicable, the voting instruction form provided by your brokerage firm, bank or other nominee. All properly completed and submitted proxies that have not been revoked will be voted in accordance with the instructions contained therein.
      If you submit a proxy that does not specify a vote, an abstention or an instruction to withhold authority, the shares represented by that proxy will be voted FOR the nine (9) nominees to the Board of Directors listed on the enclosed proxy card and in this Proxy Statement and FOR the ratification of the appointment of Deloitte & Touche LLP as RedEnvelope’s independent registered public accounting firm for the fiscal year ending April 2, 2006. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card or voting instruction form, as well as proxies submitted over the Internet or by telephone, give discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.
      If you are a RedEnvelope stockholder of record as of the record date and plan to vote in person at the Annual Meeting, you will need to bring a valid picture identification such as a driver’s license or passport.
      If you are the beneficial owner of shares held in street name as of the record date and wish to vote in person at the Annual Meeting, tell your brokerage firm or bank that you are planning to attend the Annual Meeting and would like a proxy signed by the record holder of your shares. You will need to bring the signed proxy with you to the meeting and valid picture identification such as a driver’s license or passport in addition to documentation indicating share ownership. If you do not receive the signed proxy in time, bring with you to the meeting your most recent brokerage account statement showing that you owned RedEnvelope stock as of the record date. We can use that to verify your ownership of common stock and admit you to the Annual Meeting; however, you will not be able to vote your beneficial shares at the meeting without a proxy signed by the record holder of your shares. Please note that if you are the beneficial owner of shares held in street name and you request a proxy signed by the record holder of your shares, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.
Vote Required
      Directors are elected by a plurality of votes cast, such that the nine (9) nominees receiving the highest number of affirmative votes cast will be elected to the Board. Stockholders are not entitled to cumulate votes for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
      The ratification of the appointment of Deloitte & Touche LLP as RedEnvelope’s independent registered public accounting firm requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote for such proposal at the Annual Meeting.
      Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present. Abstentions will have no effect on the election of directors since they have not been cast in favor of or against any nominee, but abstentions will have the effect of a vote against the ratification of the appointment of Deloitte & Touche LLP. “Broker non-votes” are not included in the tabulation of voting results and will have no effect on the outcome of the election of directors or the ratification of the appointment of Deloitte & Touche LLP. A “broker non-vote” occurs when a broker or other nominee does not have discretionary voting power with respect to a particular proposal and has not received instructions from the beneficial owner of the shares. Generally, brokers have discretion to vote shares on what are deemed to be routine matters, which, in most cases, include the election of directors and the ratification of auditors. Unless a stockholder whose shares are held of record by a broker instructs otherwise, the broker will generally have the authority to vote those shares on the election of the nine (9) nominees to the Board and the ratification of the appointment of Deloitte & Touche LLP.
      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting.
Revocability of Proxies
      Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of RedEnvelope at our principal offices as set forth above a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person (in accordance with the procedure set forth under “Voting Procedure” above). Any proxy given by a beneficial owner of shares held in street name may be revoked by the person giving it by contacting the brokerage firm or bank holding the shares or by obtaining a legal proxy from such brokerage firm or bank and voting in person at the Annual Meeting (in accordance with the procedure set forth under “Voting Procedure” above). Attendance at the Annual Meeting will not revoke a previously submitted proxy unless the stockholder actually votes in person at the meeting.
Proxy Solicitation
      RedEnvelope is making this proxy solicitation by and on behalf of the Board of Directors. The entire expense of preparing, assembling, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by RedEnvelope. If you choose to access the proxy materials and/or vote over the Internet, you will be responsible for Internet access charges you may incur. If you choose to vote by telephone, you will be responsible for telephone charges you may incur. Georgeson Shareholder Communications, Inc. will distribute proxy materials by mail to record owners and will request brokerage firms, banks and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date. The Company will pay Georgeson Shareholder Communications, Inc. an amount of approximately $10,000 for its proxy solicitation services and will reimburse it for payments made to brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses in forwarding proxy materials. In addition, proxies may be solicited personally, by telephone, electronic mail or by facsimile transmission by officers, directors, and regular employees of RedEnvelope, none of whom will receive additional compensation for assisting with the solicitation. Your cooperation in promptly voting your shares by submitting a proxy pursuant to one of the methods described in this proxy statement and the enclosed proxy card or, if applicable, voting instruction form will help to avoid additional expense.

NOMINEES FOR DIRECTOR
      The current term of each member of the Board of Directors expires on the date of the Annual Meeting. The following table and related biographies set forth information regarding our nominees for director:

Name	Age	Position(s)

Michael E. Dunn(2)*	41	Director
Karen Edwards(2)*	41	Director
Joseph C. Gandolfo*	63	Director
Greggory Hammann	42	Director
Charles Heilbronn(1)(3)*	50	Director
Brett Hendrickson	29	Director
Daniel R. Lyle(2)(3)*	59	Director
Alison L. May*	55	Chief Executive Officer, President and Director
John Pound	50	Director

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating and Corporate Governance Committee

*	Current member of the Board of Directors
      Michael E. Dunn has served as a member of our Board of Directors since August 2000. Mr. Dunn served as the President of Prophet Brand Strategy, Inc., a brand consulting firm, since June 1998 and has served as President and Chief Executive Officer of Prophet Brand Strategy since January 2000. From March 1994 to May 1998, Mr. Dunn served as the Chief Executive Officer of Context Integration, a systems integrator. Mr. Dunn received a BA in Economics from Haverford College and an MBA/ MA in Business and Asian Studies from the University of California at Berkeley.
      Karen Edwards has served as a member of our Board of Directors since October 2003. From January 1996 to October 2001, Ms. Edwards served as Vice President, Worldwide Marketing with Yahoo! Inc. Ms. Edwards currently serves on the boards of 2Wire, Inc. and OurPictures, Inc. Ms. Edwards received a BA in Communications from Stanford University and an MBA from Harvard University.
      Joseph C. Gandolfo has served as a member of our Board of Directors since April 2005. Mr. Gandolfo served as the President of Worldwide Operations for Mattel, Inc. from 1990 to 2000, where he was responsible for the operations of 18 facilities in nine countries. Prior to his employment with Mattel, Inc., Mr. Gandolfo spent 24 years at General Electric in its Major Appliance Group and Consumer Electronics Division, where he held a number of positions, including general manager of North American manufacturing for the Consumer Electronics Division from 1988-1990. Mr. Gandolfo received a B.S. in Electrical Engineering from University of Massachusetts Lowell.
      Greggory Hammann has served on the Board of Directors and as President and Chief Executive Officer of Nautilus, Inc. since July 2003 and was appointed Chairman of the Board in March 2004. From 2002 to 2003, Mr. Hammann served as the CCO Americas and President of Latin America and Canada with Levi Strauss and Company, an apparel company, and from 2001 to 2002, Mr. Hammann served as the Senior Vice President and CCO United States at Levi Strauss and Company. From 1997 to 2000, Mr. Hammann served as the Vice President, Fountain CMG, at the Coca-Cola Company and from 1996 to 1997, Mr. Hammann served as the Director, Strategic Issues at the Coca-Cola Company. Prior to joining the Coca-Cola Company, Mr. Hammann held various positions in sales, marketing and general management with companies including McLeodUSA, Rayovac, Famous Footwear, and Procter and Gamble. Mr. Hammann received a B.B.A. from the University of Iowa and a M.B.A. from the University of Wisconsin.
      Charles Heilbronn has served as a member of our Board of Directors since October 2002. From 1987 until December 2004, Mr. Heilbronn held the position of Vice President and General Counsel and since

December 2004 has held the position of Executive Vice-President at Chanel Limited, a luxury goods company marketing women’s clothing, leather goods, fragrances and cosmetics, fine jewelry and watches. Mr. Heilbronn received a Master in Law from Universite de Paris V, Law School and an LLM from New York University Law School.
      Brett Hendrickson has served as Managing Director of Bonanza Capital, a hedge fund, since November 2002. Prior to joining Bonanza Capital, from July 1999 to November 2002, Mr. Hendrickson was Director of Research at B. Riley & Co., a brokerage firm and served as an Equity Research Analyst with B. Riley & Co. from May 1998 to July 1999. Mr. Hendrickson has a B.A. in Business Administration from Pepperdine University.
      Daniel R. Lyle has served as a member of our Board of Directors since July 2003. Mr. Lyle served as a partner at PricewaterhouseCoopers LLP from 1982 to June 2003. Mr. Lyle currently serves on the boards of the Gymboree Corporation and Captaris, Inc. Mr. Lyle received a BA in Economics from California State University, Northridge and an MBA from the University of California at Los Angeles.
      Alison L. May has served as the President, Chief Executive Officer and a member of our Board of Directors since April 2002. Prior to joining RedEnvelope, from March 2001 to April 2002, Ms. May served as the Chief Operating Officer at Gymboree Corporation, a children’s specialty retailer. Ms. May held the positions of President and Business Consultant at ALM Consulting from February 2000 to March 2001. From January 1997 to February 2000, Ms. May served as the Chief Operating Officer at Esprit de Corp., a clothing retailer. Ms. May served as the President and Chief Financial Officer of Patagonia, Inc., an outdoor clothing and equipment retailer, from December 1991 to April 1996. Ms. May holds an MBA in Finance from the University of Southern California and a BA in Spanish, Education, and History from Purdue University.
      John Pound is the founder and President (since July 1999) of Integrity Brands, Inc., a firm that originates and oversees investments in, and provides advisory services to, consumer brand and branded specialty retail companies. From February 1998 to February 1999, he was Chairman and Chief Executive Officer of CML Group, Inc. and Chairman of its subsidiaries, Nordic Track and Smith & Hawken. From 1987-1997, Mr. Pound was on the faculty of Harvard University, where he taught finance and corporate governance; during this period he also served as a strategic and financial advisor for various corporations and investment organizations. He holds the A.B. from Harvard and the MA, M.Phil., and Ph.d. degrees in Economics from Yale University, and serves as a director of The Gymboree Corporation.
      Michael Moritz, a current member of our Board of Directors, is not standing for re-election.
      Michael Moritz has served as a member of our Board of Directors since July 1999 and as Chairman of the Board since April 2003. Since 1988, Mr. Moritz has served as a general partner at Sequoia Capital, a venture capital firm. Mr. Moritz has served as a member of the board of directors of Saba Software, a provider of human capital development and management solutions, since August 1998. Since July 1993, Mr. Moritz has served as a member of the board of directors of Flextronics International Ltd., a contract electronics manufacturer, and since May 1999, Mr. Moritz has served as a director of Google, Inc. Mr. Moritz received an MA from Christ Church, University of Oxford.
      There are no family relationships among any of RedEnvelope’s directors, director nominees or executive officers.
PROPOSAL ONE:
ELECTION OF DIRECTORS
      The Board currently has seven (7) sitting directors, one of whom is not standing for re-election at the Annual Meeting. In accordance with the Company’s bylaws, the Board has fixed the number of directors constituting the Board of Directors at nine (9), effective just prior to the election of directors at the Annual Meeting.

      Nine (9) directors are to be elected at the Annual Meeting. Each director elected at the Annual Meeting will hold office until the next annual meeting of stockholders and his or her successor has been duly elected and qualified or until the earlier of his or her resignation or removal.
      The Nominating and Corporate Governance Committee of RedEnvelope’s Board of Directors has recommended for nomination to the Board, and the Board nominates for election to the Board, Michael E. Dunn, Karen Edwards, Joseph C. Gandolfo, Greggory Hammann, Charles Heilbronn, Brett Hendrickson, Daniel R. Lyle, Alison L. May and John Pound. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these nine (9) nominees. The nominees have consented to serve as directors of RedEnvelope if elected, and management has no reason to believe the nominees will be unable to serve as directors. In the event that any nominee of RedEnvelope becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. The proxies being solicited by the Board will be voted for no more than nine (9) nominees at the Annual Meeting.
      The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.
      REDENVELOPE’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MICHAEL E. DUNN, KAREN EDWARDS, JOSEPH C. GANDOLFO, GREGGORY HAMMANN, CHARLES HEILBRONN, BRETT HENDRICKSON, DANIEL R. LYLE, ALISON L. MAY and JOHN POUND AS DIRECTORS.
BOARD INDEPENDENCE
      As required under the listing standards of the Nasdaq National Market, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definitions of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
      Consistent with these considerations, after review of all relevant transactions or relationships between each current director, or any of his or her family members, and RedEnvelope, its senior management and its independent registered public accounting firm, the Board of Directors affirmatively has determined that each of our current non-employee directors are independent within the meaning of the applicable Nasdaq listing standards.
CODE OF ETHICS
      Our Board of Directors has adopted a Code of Ethics that is applicable to all of RedEnvelope’s employees, officers and directors. The Code of Ethics contains standards that promote honest and ethical conduct by such individuals. A copy of the RedEnvelope Code of Ethics is available on our website at www.redenvelope.com.
DIRECTOR NOMINATION
      Criteria for Board Membership. In selecting candidates for appointment, election or re-election to the Board, the Nominating and Corporate Governance Committee of the Board of Directors considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of RedEnvelope’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of RedEnvelope’s business environment, and willingness to devote adequate time to Board duties and work for the best interests of the Company and its stockholders.
      Stockholder Nominees. The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director for RedEnvelope’s 2006 Annual Meeting of Stockholders. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of RedEnvelope and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of RedEnvelope’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and must be submitted in the time frame described in the Bylaws of RedEnvelope and under the caption, “Deadline for Receipt of Stockholder Proposals for 2006 Annual Meeting” below. The Nominating and Corporate Governance Committee has not adopted a formal policy for evaluating stockholder nominees.
      Process for Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee reviews, following the end of RedEnvelope’s fiscal year, the composition of RedEnvelope’s Board of Directors and the ability of its current members to continue effectively as directors for the upcoming fiscal year. In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the Nominating and Corporate Governance Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating and Corporate Governance Committee thinks it in the best interests of RedEnvelope to nominate a new individual for director in connection with an annual meeting of stockholders, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of RedEnvelope and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating and Corporate Governance Committee will evaluate whether a prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a vacancy on the Board, or presented for the approval of the stockholders, as appropriate.
      Board Nominees for the 2005 Annual Meeting. As stated above, the Nominating and Corporate Governance Committee has determined it is in the best interests of RedEnvelope to renominate the following six (6) incumbent directors: Michael E. Dunn, Karen Edwards, Charles Heilbronn, Daniel R. Lyle, Joseph C. Gandolfo and Alison L. May. Additionally, the Nominating and Corporate Governance Committee has determined it is in the best interests of the Company to also nominate the following three (3) persons to the board: Greggory Hammann, Brett Hendrickson and John Pound. Six (6) of the nine (9) nominees are current directors standing for re-election. Mr. Gandolfo, who was appointed to fill a vacancy created when the size of the Board was expanded to seven (7) members, was recommended by a non-management director. Each of Messrs. Hammann, Hendrickson and Pound are nominated to fill vacancies created by the expansion of the size of the Board to nine (9) members and the decision of Mr. Moritz not to stand for reelection. Mr. Hammann was recommended by a third-party search firm and Messrs. Hendrickson and Pound were recommended by stockholders of RedEnvelope. The nomination of each of Messrs. Hammann, Hendrickson and Pound for election to the Board is in accordance with the terms of an agreement between RedEnvelope and a group of RedEnvelope’s stockholders, a copy of which was filed as exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 15, 2005.

BOARD MEETINGS AND BOARD COMMITTEES
      During fiscal 2005, the Board of Directors held four regularly scheduled meetings, three telephonic meetings and took action by unanimous written consent twice. During fiscal 2005, the Audit Committee met four times and twice by telephonic meeting, the Nominating and Corporate Governance Committee met once and once by telephonic meeting, and the Compensation Committee met once and took action by unanimous written consent four times. Each director attended at least 75% of the meetings of each of the Board and Board committees on which he/she served. RedEnvelope encourages all directors to attend RedEnvelope’s annual stockholder meetings. Directors Dunn, Edwards, Lyle, May and Moritz attended our 2004 annual stockholder meeting.
      Our Board of Directors has three standing Committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides current membership information for each of the committees:

Nominating and Corporate
Name	Audit	Compensation	Governance

Michael E. Dunn	Member
Karen Edwards	Member
Joseph C. Gandolfo
Charles Heilbronn		Member	Member
Daniel R. Lyle	Chairman		Member
Alison L. May
Michael Moritz		Member	Member
      Below is a description of each committee of the Board of Directors. Each of the committees has the authority to engage independent counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to RedEnvelope.
Audit Committee
      The Audit Committee of the Board of Directors oversees RedEnvelope’s corporate accounting and financial reporting process and the audits of its financial statements. The responsibilities of the audit committee include appointing and approving the compensation of the independent registered public accounting firm to conduct the annual audit of our financial statements, reviewing the scope and results of the audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to RedEnvelope by its independent registered public accounting firm.
      The Audit Committee consists of three directors: Mr. Lyle, as Chairman, Mr. Dunn and Ms. Edwards. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq National Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Daniel R. Lyle qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee has adopted a written Audit Committee Charter, a copy of which was attached as Appendix B to the definitive proxy materials filed by the Company on August 2, 2004 in connection with our 2004 annual stockholder meeting and is available on the Company’s website, www.redenvelope.com. The report of our Audit Committee is included on page 20 of this proxy statement.
Compensation Committee
      The Compensation Committee of the Board of Directors is responsible for administering the Company’s benefit plans, reviewing and administering all compensation arrangements for executive officers, and establishing and reviewing general policies relating to the compensation and benefits of our officers and employees. The Compensation Committee currently consists of two directors: Mr. Moritz and Mr. Heilbronn. The Board has determined that both members of the Compensation Committee are “independent” within the meaning of the Nasdaq National Market. The Compensation Committee has adopted a written Compensation Committee Charter, a copy of which is available on the Company’s website, www.redenvelope.com. The report of our Compensation Committee is included on page 18 of this proxy statement. As Mr. Moritz is not standing for reelection, he will no longer serve on the Compensation Committee following the Annual Meeting. The Board of Directors will appoint a replacement for Mr. Moritz to the Compensation Committee as soon as practicable following the Annual Meeting.
Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee of the Board of Directors is responsible for recommending to the Board of Directors nominees for possible election to the Board of Directors, evaluating the Board’s performance, developing and recommending to the Board corporate governance guidelines and providing oversight with respect to corporate governance and ethical conduct. Additionally, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding issues of management succession and, at least annually, reviewing the performance of the Company’s Chief Executive Officer. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website, www.redenvelope.com. The Nominating and Corporate Governance Committee currently consists of three directors: Mr. Heilbronn, Mr. Moritz and Mr. Lyle. The Board has determined that the members of the Compensation Committee are “independent” within the meaning of the Nasdaq National Market. As Mr. Moritz is not standing for re-election, he will no longer serve on the Nominating and Corporate Governance Committee following the Annual Meeting. Pursuant to the agreement between the Company and a group of the Company’s stockholders discussed under “Board Nominees for the 2005 Meeting” above, one of Messrs. Hammann, Hendrickson or Pound will be appointed to the Board’s Nominating and Governance Committee if one or more of such nominees are elected to the Company’s Board of Directors.
DIRECTOR COMPENSATION
      Each non-employee director receives an annual retainer fee of $10,000 per member, an additional $1,000 per member for every board meeting attended, an additional $500 per committee member for every committee meeting attended, and annual fees of $2,500 for the chairman of the audit committee and $1,500 for the chairman of the compensation committee. RedEnvelope reimburses its non-employee directors for their out-of-pocket expenses incurred in connection with attending board and committee meetings. Mr. Moritz has declined payment of any fees otherwise payable to him for his services as Chairman of the Board, or as a member of the Board or any Committee thereof.
      RedEnvelope has also granted, and expects to continue to grant, directors options to purchase shares of RedEnvelope’s common stock. Employee directors are eligible to participate in our 1999 Stock Plan and are eligible to participate in our 2003 Employee Stock Purchase Plan. Non-employee directors are eligible to participate in our 1999 Stock Plan and our 2003 Directors’ Stock Option Plan.
      Under the 2003 Directors’ Stock Option Plan, each non-employee director who first becomes a non-employee director receives an automatic initial grant of an option to purchase 40,000 shares of our common stock upon appointment or election. Initial grants to non-employee directors will vest and become exercisable as to 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The 2003 Directors’ Stock Option Plan also provides for annual grants, on the date of each annual meeting of our stockholders, to each non-employee director who has served on our Board of Directors for at least six months and who will continue to serve on our Board of Directors thereafter. The annual grant to non-employee directors (other than a non-employee Chairman of the Board) will be an option to purchase 10,000 shares of common stock and the annual grant to any non-employee Chairman of the Board will be an option to purchase 20,000 shares. All annual option grants will vest and become exercisable as to 100% of shares subject to the option on the first anniversary of the date of grant. The exercise price of all stock options granted under the 2003 Directors’ Stock Option Plan shall be equal to the fair market value of a share of our common stock on the date of grant of the option.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      The following tables set forth certain information known to RedEnvelope with respect to beneficial ownership of our common stock as of the close of business on July 8, 2005 (or earlier date for information based on filings with the Securities and Exchange Commission) by:

(i) each person, including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act, known by RedEnvelope to be the beneficial owner of more than 5% of our common stock,

(ii) each of our directors and director-nominees,

(iii) our Chief Executive Officer and the five other most highly compensated executive officers and former executive officers (collectively, the “Named Executive Officers”), and

(iv) all current directors and executive officers as a group.
      Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Except as otherwise indicated, each person or entity has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The number of shares outstanding used in calculating the percentages for a person in the table below includes the shares underlying options held by such person that are exercisable within 60 days of July 8, 2005. Percentage of beneficial ownership is based on 8,980,445 shares outstanding as of July 8, 2005.

	Number of	Percentage of
	Outstanding Shares	Total Shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Beneficially Owned

5% Stockholders:
Sequoia Capital(2)	1,021,736	11.4%
3000 Sand Hill Road, Suite 4-180
Menlo Park, CA 94025
Moussenvelope, L.L.C.(3)	820,517	9.1%
9 West 57th Street
Suite 4605
New York, NY 10019
Galloway Group(4)	1,657,345	18.5%
42 W. 15th Street, #2
New York, NY 10011
LaGrange Capital(5)	1,011,329	11.3%
1270 Sixth Avenue, Suite 2200
New York, NY 10020
Wellington Management Co.(6)	981,752	10.9%
75 State Street
Boston, MA 02109

	Number of	Percentage of
	Outstanding Shares	Total Shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Beneficially Owned

Executive Officers and Directors:
Alison L. May(7)	314,983	3.5%
Kristine N. Dang(8)	42,828	*
Eric C. Wong(9)	30,723	*
Christopher E. Nordquist(10)	26,770	*
Edward Schmults(11)	17,708	*
Michael Moritz(12)	1,041,736	11.6%
Michael E. Dunn(13)	34,794	*
Karen Edwards(14)	20,000	*
Charles Heilbronn(15)	830,517	9.3%
Daniel R. Lyle(16)	22,500	*
Joseph C. Gandolfo	0	*
Greggory Hammann
John Pound
Brett Hendrickson
All current directors and executive officers as a group (12 persons)(17)	2,372,252	26.4%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o RedEnvelope, Inc., 149 New Montgomery Street, San Francisco, California 94105.

(2)	This information is derived from this stockholder’s Schedule 13G filed December 31, 2003 as amended on December 31, 2004 and Form 4 filed on April 13, 2005. 385,037 shares of which are directly held by Sequoia Capital IX (“SC IX”), 59,264 shares are directly held by Sequoia Capital Entrepreneurs Fund (“SCEF”), 71,067 shares are directly held by Sequoia Capital IX Principals Fund (“SC IX PF”), SC IX Management, LLC (“SC IX LLC”) is the General Partner of SC IX and SCEF, and the Managing Member SC IX PF. 452,825 of such shares are directly held by Sequoia Capital Franchise Fund, L.P. (“SCFF”) and 53,543 shares are directly held by Sequoia Capital Franchise Partners, L.P. (“SCFP”). SCFF Management, LLC (“SCFF LLC”) is the General Partner of SCFF and SCFP. Mr. Moritz is a Managing Member of SC IX LLC and SCFF LLC. Mr. Moritz disclaims beneficial ownership of all such shares except to the extent of his individual pecuniary interest therein.

(3)	This information is derived from this stockholder’s Schedule 13G filed December 31, 2003 as amended on December 31, 2004 and Form 4 filed with the SEC on August 31, 2004. The shares of common stock are held directly by Moussenvelope, L.L.C., (“Moussenvelope”). Moussescapade, L.P., a Cayman Islands limited partnership (“Moussescapade”), is the sole member of Moussenvelope. Moussescribe, a Cayman Islands company (“Moussescribe” and, together with Moussenvelope and Moussescapade, the “Mousse Entities”), is the General Partner of Moussescapade. Mr. Charles Heilbronn is sole owner and president of Moussescribe. Mr. Heilbronn is also a member of the Board. Mr. Heilbronn and the other filers disclaim any beneficial ownership of the shares of Common Stock held by Moussenvelope except to the extent of their pecuniary interest.

(4)	This information is derived from the Schedule 13D filed by Scott Galloway, R. Ian Chaplin, Martin McClanan, Michael L. Meyer and Glenn J. Krevlin (the “Galloway Group”) with the SEC on June 23, 2004 as amended through June 17, 2005 and Form 4 filed by Scott Galloway with the SEC on July 7, 2005. 232,945 shares are owned by Scott Galloway, 409,768 shares are owned by R. Ian Chaplin, 20,963 shares are owned by Martin McClanan of which 15,714 shares are issuable upon exercise of options exercisable within 60 days of July 8, 2005, 74,169 shares are owned by Michael L. Meyer and 919,500 shares are owned by Firebrand Partners LLC.

(5)	This information is derived from this stockholder’s Schedule 13G filed December 7, 2004 as amended through April 4, 2005 and Form 3 filed with the SEC on April 14, 2004. The shares of common stock are held directly by LaGrange Capital Partners, L.P. LaGrange Capital Management, L.L.C. is the general partner of LaGrange Capital Partners, L.P. and Frank LaGrange Johnson is the sole member of LaGrange Capital Management, L.L.C. These shares include 9,000 shares of common stock owned by Mr. Johnson that are currently being held in an individual retirement account and a personal account and 1,000 shares of common stock owned by Susan Ely Johnson, wife of Frank LaGrange Johnson, that are currently being held in an individual retirement account. Mr. Johnson disclaims any beneficial ownership of the shares of common stock owned by his wife.

(6)	This information is derived from this stockholder’s Schedule 13G filed November 10, 2004 as amended through December 31, 2004. The shares held by Wellington Management are owned of record by clients of Wellington Managment. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class.

(7)	Includes 301,983 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 234,115 are vested at that time.

(8)	Includes 42,828 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 38,593 are vested at that time.

(9)	Includes 30,723 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 24,006 are vested at that time.

(10)	Includes 26,770 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 26,770 are vested at that time.

(11)	Includes 17,708 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 17,708 are vested at that time.

(12)	This information is derived from this stockholder’s Schedule 13G filed December 31, 2003 as amended on December 31, 2004 and Form 4 filed on April 13, 2005. 385,037 shares of which are directly held by Sequoia Capital IX (“SC IX”), 59,264 shares are directly held by Sequoia Capital Entrepreneurs Fund (“SCEF”), 71,067 shares are directly held by Sequoia Capital IX Principals Fund (“SC IX PF”), SC IX Management, LLC (“SC IX LLC”) is the General Partner of SC IX and SCEF, and the Managing Member SC IX PF. 452,825 of such shares are directly held by Sequoia Capital Franchise Fund, L.P. (“SCFF”) and 53,543 shares are directly held by Sequoia Capital Franchise Partners, L.P. (“SCFP”). SCFF Management, LLC (“SCFF LLC”) is the General Partner of SCFF and SCFP. Mr. Moritz is a Managing Member of SC IX LLC and SCFF LLC and has sole dispositive power over 20,000 shares issuable upon the exercise of options exercisable within 60 days of July 8, 2005 of which 20,000 are vested at this time. Mr. Moritz disclaims beneficial ownership of all such shares except to the extent of his individual pecuniary interest therein.

(13)	Includes 21,280 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 20,906 are vested at that time.

(14)	Includes 20,000 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 20,000 are vested at that time.

(15)	This information is derived from this stockholder’s Schedule 13G filed December 31, 2003 as amended on December 31, 2004 and Form 4 filed with the SEC on August 31, 2004. The shares of common stock are held directly by Moussenvelope, L.L.C., (“Moussenvelope”). Moussescapade, L.P., a Cayman Islands limited partnership (“Moussescapade”), is the sole member of Moussenvelope. Moussescribe, a Cayman Islands company (“Moussescribe” and, together with Moussenvelope and Moussescapade, the “Mousse Entities”), is the General Partner of Moussescapade. Mr. Charles Heilbronn is sole owner and president of Moussescribe and has sole dispositive power over 10,000 shares issuable upon the exercise of options exercisable within 60 days of July 8, 2005 of which 10,000 are vested at this time. Mr. Heilbronn is also a member of the Board. Mr. Heilbronn and the other filers disclaim any beneficial ownership of the shares of Common Stock held by Moussenvelope except to the extent of their pecuniary interest.

(16)	Includes 20,000 shares issuable upon exercise of options exercisable within 60 days of July 8, 2005, of which 20,000 are vested at that time.

(17)	Please see footnotes (8)-(16). Also includes 20,000 shares held by Polly Boe issuable upon exercise of options exercisable within 60 days of July 8, 2005 and 416 shares held by Gary Korotzer issuable upon exercise of options exercisable within 60 days of July 8, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file periodic reports of their ownership, and changes in that ownership in accordance with the terms thereof. Executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
      Based solely on our review of the copies of such forms received by us and written representations from certain reporting persons, we believe that, with respect to fiscal year 2005, all filing requirements applicable to our officers, directors and greater than 10% stockholders were met, except for (i) late filings made by each of John Roberts, Eric Wong, Alison May, Kristine Dang, Kathy Herzog and Christopher Nordquist, each of whom inadvertently filed a late Form 4 in July 2004 reporting the grant of an option to purchase shares of the Company’s common stock; and (ii) a late filing made by Moussenvelope LLC, who inadvertently filed a late Form 4 in August 2004, reporting the purchase of additional shares of the Company’s common stock.

COMPANY PERFORMANCE GRAPH
      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act and shall not be incorporated by reference into any such filings.
      The following line graph compares, for the period commencing on the date that our common stock has been registered under Section 12 of the Exchange Act through the last trading day of our fiscal 2005, the annual percentage change in the cumulative total stockholder return for our common stock with the Nasdaq U.S. Index and a SEC-defined peer group of companies identified as SIC Code 5940 whose primary business is retail-miscellaneous shopping goods stores (the “Peer Group”). The graph assumes that $100 in cash was invested in our common stock, the Nasdaq U.S. Index, and our peer group, on September 25, 2003, (the date our common stock began to trade publicly). The cumulative return information in the graph is provided through April 1, 2005, the last trading day of our fiscal 2005. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. Historical stock price performance should not be considered indicative of future stock price performance.
COMPARISON OF 2 YEAR CUMULATIVE TOTAL RETURN*
AMONG REDENVELOPE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ RETAIL TRADE INDEX

*	$100 invested on September 25, 2003 in stock or index-including reinvestment of dividends. RedEnvelope has never paid dividends on our common stock and do not have present plans to do so.

	9/25/03	12/31/03	3/26/04	12/31/04	4/1/05

RedEnvelope, Inc.	100.00	114.78	62.89	84.19	50.86

Nasdaq U.S. Index	100.00	105.22	113.61	113.21	105.22

Peer Group — Nasdaq Retail Index	100.00	107.93	109.15	137.99	128.29

EXECUTIVE COMPENSATION
      The following table shows the compensation earned during fiscal years 2005, 2004, and 2003 by (i) our President and Chief Executive Officer, and (ii) the Named Executive Officers. Bonus compensation is reported in the fiscal year in which the compensation was earned.
Summary Compensation Table
Long-Term

				Securities
		Annual Compensation		Underlying	All Other
				Options	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	(#)	($)

Alison L. May(1)	2005	296,475		20,000	7,193
President and	2004	285,000	0	0	6,131
Chief Executive Officer	2003	311,058	0	296,151	573
Kristine N. Dang(2)	2005	231,932		57,000	4,827
Executive Vice President,	2004	189,231	0	21,404	3,957
Merchandising	2003	172,500	0	6,831	2,363
Eric C. Wong(3)	2005	198,422		25,000	3,819
Former Chief Financial Officer	2004	168,462	0	25,674	1,350
and Corporate Secretary	2003	51,923	0	6,404	38
Christopher E. Nordquist(4)	2005	260,066		30,000	2,351
General Counsel and	2004	x	x	x	x
Assistant Secretary	2003	x	x	x	x
Edward M. Schmults(5)	2005	227,314		70,000	219
Chief Operating Officer	2004	x	x	x	x
	2003	x	x	x	x

(1)	“All Other Compensation” with respect to Ms. May represents $1,263 for life insurance premiums paid by RedEnvelope for the benefit of the insured and $5,930 for Company contributions to 401 (k) plans of RedEnvelope.

(2)	“All Other Compensation” with respect to Ms. Dang represents $188 for life insurance premiums paid by RedEnvelope for the benefit of the insured and $4,639 for Company contributions to 401 (k) plans of RedEnvelope.

(3)	“All Other Compensation” with respect to Mr. Wong represents $159 for life insurance premiums paid by RedEnvelope for the benefit of the insured and $3,660 for Company contributions to 401 (k) plans of RedEnvelope.

(4)	“All Other Compensation” with respect to Mr. Nordquist represents $232 for life insurance premiums paid by RedEnvelope for the benefit of the insured and $2,119 for Company contributions to 401 (k) plans of RedEnvelope.

(5)	“All Other Compensation” with respect to Mr. Schmults represents $219 for life insurance premiums paid by RedEnvelope for the benefit of the insured.

Option Grants in Fiscal Year 2005
      The following table sets forth certain information with respect to stock option grants during the fiscal year ended April 3, 2005 to the Named Executive Officers.

			Individual Grants
						Potential Realizable
			Percent of			Value at Assumed Annual
	Number of		Total Options			Rate of Stock Price
	Securities		Granted to			Appreciation
	Underlying		Employees in	Exercise or		for Option Term ($)(2)
	Option		Fiscal Year	Base Price	Expiration
Name	Granted (#)		(%)(1)	($/Share)	Date	5%	10%

Alison L. May	20,000	(3)	3.2	14.00	7/22/2014	(24,915)	126,180
Kristine N. Dang	7,000	(3)	1.1	8.31	3/29/2014	36,583	92,708
	14,346	(3)	2.3	7.83	7/22/2014	70,643	179,024
	35,654	(3)	5.7	7.83	7/22/2014	175,569	444,926
Eric C. Wong	25,000	(3)	4.0	7.83	8/02/2005	9,788	19,575
Christopher E. Nordquist	25,620	(4)	4.1	7.83	7/22/2014	126,159	319,712
	4,380	(4)	.7	7.83	7/22/2014	21,568	54,658
Edward M. Schmults	3,814	(5)	.6	8.32	5/21/2014	19,956	50,573
	36,186	(5)	5.8	8.32	5/21/2014	189,340	479,824
	20,898	(3)	3.4	11.67	1/6/2015	153,375	388,681
	9,102	(3)	1.5	11.67	1/6/2015	66,801	169,288

(1)	Based on an aggregate of 623,200 options granted to employees of RedEnvelope under our 1999 Stock Option Plan during fiscal year ended April 3, 2005.

(2)	In accordance with the rules of the SEC, the potential realizable value over the term of the option (the period from the grant date to the expiration date) is based on SEC-mandated assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimates of our future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

(3)	The option vests as to 1/48 of the shares monthly.

(4)	The option vests as to 4/48 of the shares on the four month anniversary of the vesting commencement date and as to 1/48 monthly thereafter.

(5)	The option vests as to 25% of the shares one year after the vesting commencement date and as to 1/48 monthly thereafter.
Aggregate Option Exercises in Fiscal Year 2005 and Year-End Option Values
      The following table sets forth information regarding option exercises by the Named Executive Officers in the fiscal year ended April 3, 2005, and unexercised stock options held by the Named Executive Officers as of April 3, 2005.

	Shares		Number of Securities Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-the-Money Options
	on	Value	at April 3, 2005(1)		at April 3, 2005(2)
	Exercise	Realized
Name	(#)	($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Alison L. May	0	0	299,484	16,667	1,706,007	0
Kristine N. Dang	0	0	35,119	69,613	82,519	0
Eric C. Wong	0	0	26,556	30,522	92,130	0
Christopher E. Nordquist	0	0	19,165	50,835	0	0
Edward M. Schmults	0	0	1,249	68,751	0	0

(1)	All options granted prior to our initial public offering are early exercisable, and when and if exercised, will be subject to a repurchase right held by RedEnvelope, which right lapses in accordance with the vesting schedules for the option grants.

(2)	Value is based on the $7.40 per share closing price of our common stock on the Nasdaq Stock Market on Friday, April 1, 2005, the last trading day of fiscal year 2005, less the exercise price. The last day of our fiscal year was Sunday, April 3, 2005.
Indemnification Agreements
      RedEnvelope has entered into indemnification agreements with its officers and directors containing provisions that may require RedEnvelope, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct and other than as limited by Delaware law) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Employment Agreements and Change-of-Control Arrangements
      Alison L. May’s employment offer letter dated May 12, 2002 provides that she will receive severance payments equal to twelve months of her then current base salary, paid ratably over a twelve month period, and twelve months of continued health coverage in the event her employment is constructively terminated or terminated other than for cause and provided that she signs our standard general release of any claims against RedEnvelope and resigns from all positions with RedEnvelope. In addition, her option to purchase our common stock may be exercised by delivering full recourse five-year term promissory note. Under the Sarbanes-Oxley Act of 2002, we may not be able to permit Ms. May to exercise her option by delivering a promissory note pursuant to her offer letter while she is a director or executive officer of RedEnvelope.
      Christopher Nordquist’s employment offer letter dated October 7, 2003 provides that he will receive severance payments totaling $124,995, paid ratably over a 6 month period, in the event his employment is terminated without cause and provided that he signs our standard general release of any claims against RedEnvelope.
      Kristine Dang’s employment offer letter dated August 20, 2004 provides that she will receive severance payments totaling $112,500, paid ratably over a 6 month period, in the event her employment is terminated without cause and provided that she signs our standard general release of any claims against RedEnvelope.
      Edward Schmults’ employment offer letter dated April 22, 2004 provides that he will receive severance payments totaling $125,000, paid ratably over a 6 month period, in the event his employment is terminated without cause and provided that he signs our standard general release of any claims against RedEnvelope.
      Eric C. Wong, our former Chief Financial Officer, entered into a Separation Agreement and General Release dated May 17, 2005 which provides that he will receive severance payments in an aggregate of $100,000 paid ratably over a six month period, and, at his election, six months of continued health care coverage.
      Options to purchase a total of 19,725 and 296,151 shares of common stock granted prior to our initial public offering to each of Kristine Dang and Alison L. May, respectively, provide for acceleration of 25% of the then unvested shares in the event of a change of control of the Company. Options granted to our employees, including to executive officers, subsequent to our initial public offering (“post-IPO options”) provide that 25% of the then-unvested shares subject to such options will become vested in the event that the individual holding the option is terminated without cause or constructively terminated within twelve months following the consummation of a “change in control,” which definition includes, for purposes of the post-IPO options, the replacement of a majority of the Board of Directors.

Equity Compensation Plan Information
      The following table provides information as of April 3, 2005 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the 1999 Stock Plan, the 2003 Employee Stock Purchase Plan and the 2003 Directors’ Stock Option Plan. The Company has not entered in to any equity compensation plans which were not approved by stockholders.

	(a)		(b)		(c)
Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to		Weighted Average		Equity Compensation
	Be Issued upon Exercise		Exercise Price of		Plans
	of Outstanding Options,		Outstanding Options,		(Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in Column (a))

Equity compensation plans approved by stockholders	1,387,872	(1)	7.47	(2)	905,447	(3)
Equity compensation plans not approved by stockholders	None		N/A		N/A

Total	1,387,872		7.47		905,447

(1)	Includes options to purchase shares outstanding as of April 3, 2005 under our 1999 Stock Plan and 2003 Directors Stock Option Plan. Does not include options to purchase shares outstanding under our 2003 Employee Stock Purchase Plan.

(2)	Does not reflect the purchase price of shares to be purchased pursuant to our 2003 Employee Stock Purchase Plan.

(3)	Includes 176,281 shares of common stock remaining available for future issuance under our 1999 Stock Plan as of April 3, 2005, 379,551 shares of common stock remaining available for future issuance under our 2003 Employee Stock Purchase Plan as of April 3, 2005 and 349,615 shares of common stock remaining available for future issuance under our 2003 Directors’ Stock Option Plan.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of our Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act, and shall not be incorporated by reference into any such filings.
      During fiscal 2005, executive compensation matters were approved by the Compensation Committee, which currently consists of Michael Moritz and Charles Heilbronn, neither of whom is an employee of the Company. The following is the report of the Compensation Committee of our Board of Directors with respect to compensation during fiscal 2005.
General Compensation Philosophy
      The Compensation Committee operates under a written charter, which was amended and restated by our Board of Directors in July of 2003. The Compensation Committee is responsible for setting the Company’s policies regarding compensation and benefits and for the administration of its equity compensation plans. In particular, the Compensation Committee is responsible for determining the compensation of the Company’s executive officers. The primary objectives of the executive compensation policies of our Board of Directors include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to the achievement of the Company’s strategic and financial objectives;

•	To create management incentives designed to enhance stockholder value.
      RedEnvelope competes in an aggressive and dynamic industry and, as a result, our Board of Directors believes that finding, motivating and retaining quality employees, particularly senior managers, is an important factor to RedEnvelope’s future success.
      For fiscal 2005, the Company’s executive compensation program included the following components: (i) base salary and (ii) long-term incentives in the form of options to purchase Common Stock.
Base Salaries
      Base salaries for the Company’s executive officers were initially set in employment agreements between the executives and the Company. The Compensation Committee evaluates these salaries at least annually based on a number of factors, including individual and corporate performance, the competitive environment, and the Company’s internal policies regarding salary increases. RedEnvelope seeks to provide base salaries to its executive officers at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated companies.
      During fiscal 2005, the base salary of Alison May, the Company’s President and Chief Executive Officer, was $296,475. Based on a review of public company proxy data and other relevant market data, the Compensation Committee currently believes that cash compensation paid to the Company’s executive officers, including the chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated companies.
Fiscal 2006 Bonus Plan
      At its July 8, 2005 meeting, the Committee recommended that the Company’s Board of Directors adopt (and it subsequently adopted) the Company’s Fiscal 2006 Bonus Plan (the “Bonus Plan”). The Bonus Plan provides for a bonus pool to be funded by 50% of the Company’s fiscal 2006 net income above a specified target. The Committee currently believes that this funding formula is appropriate for fiscal year 2006, during which the Company currently anticipates a transition to profitability: for future years, the funding method for the bonus plan is likely to be substantially revised. The Bonus plan further provides that the bonus pool would be allocated among the Company’s employees, including its executive officers, according to a system of target incentives, which are calculated as percentages of employees’ base salaries and which increase with position levels. Depending on individual performance, an employee could receive a bonus ranging from zero to 175% of his or her target incentive. Bonus awards for the Company’s executive officers will be determined by the Committee.
Equity-Based Compensation
      RedEnvelope provides long-term incentives through its 1999 Stock Plan. Stock options are periodically granted under the 1999 Stock Plan to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. We believe that stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of the Company’s common stock on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. Options generally vest over a four-year period to encourage option holders to remain employed by the Company.

      The Compensation Committee considers many factors when granting options to executives, including individual performance, the individual’s potential for future contribution to the Company’s success, the strategic nature of the executive’s position, the competitive environment, the number of options already held by the executive, and any other factors that our Board of Directors may deem relevant.
      At each of its July 22, 2004 and July 8, 2005 meetings, the Compensation Committee awarded Ms. May incentive stock options to purchase 20,000 shares of the Company’s stock. At Ms. May’s request, the Committee set the exercise price of each of such options at $14.00, the offering price of the Company’s stock in its initial public offering. (On July 22, 2004 and July 8, 2005 the closing price of the Company’s stock on the Nasdaq National Market was $7.83 and $10.58, respectively.) Each of these options vest over a four year period.
Tax Deductibility of Executive Compensation
      Section 162(m) of the Internal Revenue Code, as amended, disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that such compensation exceeds $1.0 million per officer per fiscal year. Certain performance-based compensation is exempt from this limitation. The Committee intends to retain the flexibility necessary to provide total compensation in line with our competitors and the market, our compensation philosophy and the Company’s best interests. To the extent there is no adverse effect on our ability to provide compensation in line with our philosophy and practices, it is the Committee’s policy to minimize executive compensation expense that is non-deductible by RedEnvelope for tax purposes.

Respectfully submitted by:

THE COMPENSATION COMMITTEE
Michael Moritz
Charles Heilbronn
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      Polly E. Boe’s employment offer letter dated March 28, 2005, provides that Ms. Boe will receive severance payments equal to six months of her base salary, paid ratably over a six month period, and, at her election, six months of continued health care insurance coverage, in the event her employment is terminated by the Company other than for cause and provided that she signs the Company’s standard general release of any claims against the Company. Ms. Boe is employed by the Company on an at-will basis. Ms. Boe’s offer letter also provides for reimbursement of up to $30,000 of the expenses of moving her household to the San Francisco area and for the provision of up to three months of temporary housing during her relocation.
AUDIT COMMITTEE REPORT
      The Audit Committee consists of three directors who qualify as independent under the applicable sections of the NASDAQ Stock Market and Rule 10A-3 under the Exchange Act, and operates under a written charter adopted by the Board of Directors. The Audit Committee selects the Company’s independent registered public accounting firm. Deloitte & Touche LLP was selected as the Company’s independent registered public accounting firm for the 2006 fiscal year.

      Management has the responsibility for the financial statements, the accounting and financial reporting processes, including the establishment and maintenance of adequate internal control over financial reporting for the Company. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The Audit Committee’s responsibility is to provide independent, objective oversight of these processes.
      Pursuant to this responsibility, the Audit Committee met with management and the independent registered public accounting firm throughout the year. The Audit Committee reviewed the audit plan and scope with the independent registered public accounting firm, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee also met with the independent registered public accounting firm, without management present, to discuss the results of their audit work and the quality of the Company’s financial reporting. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.
      Management has represented to the Audit Committee that the Company’s audited financial statements as of and for the year ended April 3, 2005, were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. Based on the Audit Committee’s discussions with management and the independent registered public accounting firm and its review of the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 3, 2005 to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Daniel R. Lyle, Chairman
Michael E. Dunn
Karen Edwards
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
      The aggregate fees billed by Deloitte & Touche LLP for the indicated services performed during the fiscal years 2005 and 2004 were as follows:

	Fiscal 2005	Fiscal 2004

Audit Fees(1)	$325,000	$190,000
Audit-Related Fees(2)	$0	$8,000
Tax Fees(3)	$18,000	$29,000
All Other Fees

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of RedEnvelope’s annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by RedEnvelope’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of RedEnvelope’s financial statements and are not reported under “Audit Fees.” In fiscal year 2004, these fees included fees for Sarbanes-Oxley readiness services.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

      The Audit Committee has considered, and believes that, the non-audit services provided by Deloitte & Touche LLP as described above are compatible with maintaining Deloitte & Touche LLP’s independence as RedEnvelope’s independent registered public accounting firm.
      The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services not prohibited by law to be performed by RedEnvelope’s independent registered public accounting firm and associated fees. The Audit Committee has the authority to delegate to one or more members of the committee the authority to grant such pre-approvals, provided that such decisions are presented to the full Audit Committee at regularly scheduled meetings.
PROPOSAL TWO:
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has appointed Deloitte & Touche LLP to serve as RedEnvelope’s independent registered public accounting firm for the fiscal year ending April 2, 2006, and the Board of Directors recommends that the stockholders vote in favor of the ratification of such appointment.
      Deloitte & Touche LLP has served as our independent registered public accounting firm since 2001.
      Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.
      The ratification of the appointment of Deloitte & Touche LLP as RedEnvelope’s independent registered public accounting firm requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.
      Although stockholder ratification of our independent registered public accounting firm is not required by law, as a matter of corporate governance, we are requesting that our stockholders ratify such appointment.
      REDENVELOPE’S BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS REDENVELOPE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 2, 2006.
OTHER INFORMATION
Other Matters of Business
      If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.
Annual Report
      Copies of RedEnvelope’s 2005 Annual Report to Stockholders are being mailed to stockholders together with this Proxy Statement. Additional copies may be obtained from the Secretary of RedEnvelope by written request.
Deadline for Receipt of Stockholder Proposals for 2006 Annual Meeting
      Stockholder proposals that are intended to be included in RedEnvelope’s proxy statement and presented at our 2006 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be submitted in accordance with Rule 14a-8 to the attention of our Secretary at 149 New Montgomery Street, San Francisco, California 94105 for receipt no later than April 3, 2006.

      In addition, our bylaws establish an advance notice procedure for stockholder proposals (other than those submitted pursuant to Rule 14a-8), including nominations for the election of directors. In accordance therewith, stockholder proposals must be delivered to, or mailed and received by, the Secretary of RedEnvelope at 149 New Montgomery Street, San Francisco, California 94105 no earlier than April 28, 2006 nor later than May 30, 2006. However, the Bylaws also provide that in the event that the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, and less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, this advance notice must be received not later than the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on RedEnvelope’s books, and of such beneficial owner and (ii) the number of shares of RedEnvelope’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.
      A copy of the full text of the provisions of the Company’s bylaws addressing stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.
Stockholder Communications with the Board of Directors
      Stockholders or other interested parties may contact our Board of Directors as a group, any individual director, or any committee of the Board by sending written correspondence to the following address: Board of Directors, Attn: General Counsel, RedEnvelope 149 New Montgomery Street, San Francisco, California 94105, or by sending an email to stockholdercommunications@redenvelope.com.
      Stockholders should clearly specify in each communication the name of the individual or group of directors to whom the communication is addressed. Comments or questions regarding RedEnvelope’s accounting, internal controls, auditing matters or corporate governance matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors will be referred to members of the Nominating and Corporate Governance Committee.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY SUBMITTING A PROPERLY COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM OR BY FOLLOWING THE INSTRUCTIONS REGARDING INTERNET OR TELEPHONE VOTING CONTAINED IN THE ENCLOSED PROXY CARD OR, VOTING INSTRUCTION FORM.

By Order of the Board of Directors

ALISON L. MAY
Chief Executive Officer,
President and Director
Dated: August 1, 2005

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-850-5356, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 9:00 am New York City Time, August 26, 2005.
	Visit the Internet voting website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 9:00 am New York City Time, August 26, 2005.	Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

		FOR all nominees	WITHHOLD AUTHORITY to vote for all nominees
1.	TO ELECT NINE (9) MEMBERS TO THE BOARD OF DIRECTORS, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION OR REMOVAL.	☐	☐

The Corporation’s Board of Directors recommends a vote FOR each of the nominees listed herein.
Michael E. Dunn, Karen Edwards, Joseph C. Gandolfo, Greggory Hammann, Charles Heilbronn, Brett Hendrickson, Daniel R. Lyle, Alison L. May and John Pound
INSTRUCTION: To withhold authority to vote for any individual nominee (or nominees) identified above, check the “FOR” box and write that nominee’s name (or nominees' names) in the line provided below:

The Corporation’s Board of Directors recommends a vote FOR proposal 2.

		FOR	AGAINST	ABSTAIN
2.	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 2, 2006.	☐	☐	☐

and to transact such other matters of business as may properly come before the meeting or any adjournments or postponements thereof.

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE TO THE LEFT. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				☐

PLEASE SIGN AND RETURN IMMEDIATELY

Note: Please mark, date and sign this proxy exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DATED:	,2005

Signature (Please sign exactly as your name appears to the left)

Additional Signature (if held jointly)

Title

YOUR VOTE IS IMPORTANT
Please mark, date, sign and mail your proxy card in the envelope provided as soon as possible.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

REDENVELOPE, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
REDENVELOPE, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 26, 2005

P
R
O
X
Y
The undersigned stockholder(s) of RedEnvelope, Inc., a Delaware corporation (the “Corporation”), revoking all prior proxies, hereby appoints Alison L. May and Polly E. Boe, and each of them alone, as proxies, with full power of substitution, to vote all shares of Common Stock, $0.01 par value per share, of RedEnvelope, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation, to be held on Friday, August 26, 2005, at 9:00 a.m., local time, at the Old Federal Reserve Building, 301 Battery Street, San Francisco, California 94111, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement each dated August 1, 2005 (a copy of each of which the undersigned acknowledges having received), as set forth below, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1; FOR PROPOSAL 2; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF (DISCRETIONARY AUTHORITY FOR WHICH IS GRANTED HEREBY).

SEE REVERSE SIDE